Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
Debt
The Company is in compliance with all covenants under its financing arrangements as of December 31, 2017. The components of the Company’s consolidated debt and capital lease obligations were as follows (in thousands):

	December 31, 2017	December 31, 2016
Encore revolving credit facility	$328,961	$578,000
Encore term loan facility	181,687	164,615
Encore senior secured notes	326,029	11,320
Encore convertible notes	483,500	448,500
Less: debt discount	(32,720)	(31,968)
Cabot senior secured notes	1,216,485	1,280,241
Add: debt premium	—	17,686
Less: debt discount	(1,927)	(2,200)
Cabot senior revolving credit facility	179,008	33,218
Cabot securitisation senior facility	391,790	—
Preferred equity certificates	253,324	205,975
Other credit facilities	68,001	74,565
Other	92,792	62,594
Capital lease obligations	6,069	5,091
	3,492,999	2,847,637
Less: debt issuance costs, net of amortization	(46,123)	(41,654)
Total	$3,446,876	$2,805,983

Encore Revolving Credit Facility and Term Loan Facility
The Company has a revolving credit facility and term loan facility pursuant to a Third Amended and Restated Credit Agreement dated December 20, 2016 (as amended, the “Restated Credit Agreement”). As of December 31, 2017, the Restated Credit Agreement includes a revolving credit facility of $794.6 million (the “Revolving Credit Facility”), a term loan facility of $187.1 million (the “Term Loan Facility”, and together with the Revolving Credit Facility, the “Senior Secured Credit Facilities”), and an accordion feature that allows the Company to increase the Senior Secured Credit Facilities by an additional $250.0 million (approximately $125.3 million of which has been exercised). On January 22, 2018, the Company exercised an additional $10.0 million of the accordion feature, which is an additional term loan maturing in December 2021.
Provisions of the Restated Credit Agreement as of December 31, 2017 include, but are not limited to:

•
Revolving Credit Facility commitments of (1) $626.0 million that expire in December 2021 and (2) $168.6 million that expire in February 2019, in each case with interest at a floating rate equal to, at the Company’s option, either: (a) reserve adjusted London Interbank Offered Rate (“LIBOR”), plus a spread that ranges from 250 to 300 basis points depending on the cash flow leverage ratio of Encore and its restricted subsidiaries; or (b) alternate base rate, plus a spread that ranges from 150 to 200 basis points, depending on the cash flow leverage ratio of Encore and its restricted subsidiaries. “Alternate base rate,” as defined in the Restated Credit Agreement, means the highest of (i) the per annum rate which the administrative agent publicly announces from time to time as its prime lending rate, (ii) the federal funds effective rate from time to time, plus 0.5% per annum, (iii) reserved adjusted LIBOR determined on a daily basis for a one month interest period, plus 1.0% per annum and (iv) zero;

•
A $170.1 million term loan maturing in December 2021, with interest at a floating rate equal to, at the Company’s option, either: (1) reserve adjusted LIBOR, plus a spread that ranges from 250 to 300 basis points, depending on the cash flow leverage ratio of Encore and its restricted subsidiaries; or (2) alternate base rate, plus a spread that ranges from 150 to 200 basis points, depending on the cash flow leverage ratio of Encore and its restricted subsidiaries. As of September 26, 2017, the date of the last update to the Restated Credit Agreement occurring in 2017, principal amortizes $4.3 million in 2017, $8.6 million in 2018 and $12.9 million in each of 2019 and 2020 with the remaining principal due in 2021;

•
A $17.0 million term loan maturing in February 2019, with interest at a floating rate equal to, at the Company’s option, either: (1) reserve adjusted LIBOR, plus a spread that ranges from 250 to 300 basis points, depending on the cash flow leverage ratio of Encore and its restricted subsidiaries; or (2) alternate base rate, plus a spread that ranges from 150 to 200 basis points, depending on the cash flow leverage ratio of Encore and its restricted subsidiaries. As of September 26, 2017, the date of the last update to the Restated Credit Agreement occurring in 2017, principal amortizes $1.1 million in 2017 and $2.2 million in 2018 with the remaining principal due in 2019;

•
A borrowing base under the Revolving Credit Facility equal to 35% of all eligible non-bankruptcy estimated remaining collections plus 55% of eligible estimated remaining collections for consumer receivables subject to bankruptcy;

•	A maximum cash flow leverage ratio permitted of 3.00:1.00;

•	A maximum cash flow first-lien leverage ratio of 2.00:1.00;

•	A minimum interest coverage ratio of 1.75:1.00;

•	The allowance of indebtedness in the form of senior secured notes not to exceed $350.0 million;

•	The allowance of additional unsecured or subordinated indebtedness not to exceed $1.1 billion, including junior lien indebtedness not to exceed $400.0 million;

•	Restrictions and covenants, which limit the payment of dividends and the incurrence of additional indebtedness and liens, among other limitations;

•	Repurchases of up to $150.0 million of Encore’s common stock after July 9, 2015, subject to compliance with certain covenants and available borrowing capacity;

•
A change of control definition, that excludes acquisitions of stock by Red Mountain Capital Partners LLC, JCF FPK I, LP and their respective affiliates of up to 50% of the outstanding shares of Encore’s voting stock;

•	Events of default which, upon occurrence, may permit the lenders to terminate the facility and declare all amounts outstanding to be immediately due and payable;

•	A pre-approved acquisition limit of $225.0 million per fiscal year;

•
A basket to allow for investments not to exceed the greater of (1) 200% of the consolidated net worth of Encore and its restricted subsidiaries; and (2) an unlimited amount such that after giving effect to the making of any investment, the cash flow leverage ratio is less than 1.25:1:00;

•	A basket to allow for investments in persons organized under the laws of Canada in the amount of $50.0 million;

•
A requirement that Encore and its restricted subsidiaries, for the four-month period ending February 2019, have sufficient cash or availability under the Revolving Credit Facility (excluding availability under revolving commitments expiring in February 2019) to satisfy any amounts due under the revolving commitments that expire in February 2019 and the sub-tranche of the Term Loan Facility that expires in February 2019;

•	Collateralization by all assets of the Company, other than the assets of certain foreign subsidiaries and all unrestricted subsidiaries as defined in the Restated Credit Agreement.
At December 31, 2017, the outstanding balance under the Revolving Credit Facility was $329.0 million, which bore a weighted average interest rate of 4.03% and 3.56% for the years ended December 31, 2017 and 2016, respectively. Available capacity under the Revolving Credit Facility, subject to borrowing base and applicable debt covenants, was $212.7 million as of December 31, 2017, not including the $124.7 million additional capacity provided by the facility’s remaining accordion feature. At December 31, 2017, the outstanding balance under the Term Loan Facility was $181.7 million.
Encore Senior Secured Notes
In 2010 and 2011 Encore entered into an aggregate of $75.0 million in senior secured notes with certain affiliates of Prudential Capital Group. $25.0 million of these senior secured notes bear an annual interest rate of 7.375% (the “7.375% Senior Secured Notes”) and mature in 2018. The remaining $50.0 million of the senior secured notes matured in 2017. As of December 31, 2017, $1.0 million of the 7.375% Senior Secured Notes remained outstanding.
In August 2017, Encore entered into an additional $325.0 million in senior secured notes with a group of insurance companies (the “5.625% Senior Secured Notes,” and together with the 7.375% Senior Secured Notes, the “Senior Secured Notes”). The 5.625% Senior Secured Notes bear an annual interest rate of 5.625%, mature in 2024 and beginning in November 2019 will require quarterly principal payments of $16.3 million. As of December 31, 2017, $325.0 million of the 5.625% Senior Secured Notes remained outstanding. As of December 31, 2017, in aggregate, $326.0 million of Senior Secured Notes remained outstanding.
The Senior Secured Notes are guaranteed in full by certain of Encore’s subsidiaries. The Senior Secured Notes are pari passu with, and are collateralized by the same collateral as the Senior Secured Credit Facilities. The Senior Secured Notes may be accelerated and become automatically and immediately due and payable upon certain events of default, including certain events related to insolvency, bankruptcy, or liquidation. Additionally, any series of the Senior Secured Notes may be accelerated at the election of the holder or holders of a majority in principal amount of such series of Senior Secured Notes upon certain events of default by Encore, including the breach of affirmative covenants regarding guarantors, collateral, minimum revolving credit facility commitment or the breach of any negative covenant. Encore may prepay the Senior Secured Notes at any time for any reason. If Encore prepays the Senior Secured Notes, payment will be at the higher of par or the present value of the remaining scheduled payments of principal and interest on the portion being prepaid. The discount rate used to determine the present value is 50 basis points over the then current Treasury Rate corresponding to the remaining average life of the Senior Secured Notes. The covenants and material terms in the purchase agreement for the Senior Secured Notes are substantially similar to those in the Restated Credit Agreement. The holders of the Senior Secured Notes and the administrative agent for the lenders of the Restated Credit Agreement have an intercreditor agreement related to their pro rata rights to the collateral, actionable default, powers and duties and remedies, among other topics.
Encore Convertible Notes
In November and December 2012, Encore sold $115.0 million aggregate principal amount of 3.0% 2017 Convertible Notes that matured in November 2017 in private placement transactions (the “2017 Convertible Notes”). In June and July 2013, Encore sold $172.5 million aggregate principal amount of 3.0% 2020 Convertible Notes that mature on July 1, 2020 in private placement transactions (the “2020 Convertible Notes”). In March 2014, Encore sold $161.0 million aggregate principal amount of 2.875% 2021 Convertible Notes that mature on March 15, 2021 in private placement transactions (the “2021 Convertible Notes”). In March 2017, Encore sold $150.0 million aggregate principal amount of 3.25% 2022 Convertible Senior Notes that mature on March 15, 2022 in private placement transactions (the “2022 Convertible Notes” and together with the 2020 Convertible Notes and the 2021 Convertible Notes, the “Convertible Notes”). The interest on the Convertible Notes is payable semi-annually.
The net proceeds from the sale of the $150.0 million aggregate principal amount of the 2022 Convertible Notes were approximately $145.3 million, after deducting the initial purchasers’ discounts and the estimated offering expenses payable by the Company.
Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Notes under certain circumstances set forth in the applicable Convertible Notes indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Notes at any time. Certain key terms related to the convertible features for each of the Convertible Notes as of year ended December 31, 2017 are listed below.

	2020 Convertible Notes	2021 Convertible Notes	2022 Convertible Notes
Initial conversion price	$45.72	$59.39	$45.57
Closing stock price at date of issuance	$33.35	$47.51	$35.05
Closing stock price date	June 24, 2013	March 5, 2014	February 27, 2017
Conversion rate (shares per $1,000 principal amount)	21.8718	16.8386	21.9467
Conversion date	January 1, 2020	September 15, 2020	September 15, 2021

The Company’s 2017 Convertible Notes matured on November 27, 2017 and were settled by a cash payment of $65.0 million for the aggregate principal amount of the notes and the issuance of 621,599 shares of the Company’s common stock for the excess conversion premium. At the same time, the Company received 621,612 shares from the counterparties to the convertible note hedge transactions associated with the 2017 Convertible Notes, and these shares have been cancelled. The net effect of the settlement of these transactions was no material change in the number of shares outstanding See “Convertible Notes Hedge Transactions.”
In the event of conversion, holders of the Company’s 2020 Convertible Notes, 2021 Convertible Notes and 2022 Convertible Notes will receive cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election. The Company’s current intent is to settle conversions through combination settlement (i.e., convertible into cash up to the aggregate principal amount, and shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, for the remainder). As a result, and in accordance with authoritative guidance related to derivatives and hedging and earnings per share, only the conversion spread is included in the diluted earnings per share calculation, if dilutive. Under such method, the settlement of the conversion spread has a dilutive effect when, during any quarter, the average share price of the Company’s common stock exceeds the initial conversion prices listed in the above table.
Authoritative guidance related to debt with conversion and other options requires that issuers of convertible debt instruments that, upon conversion, may be settled fully or partially in cash, must separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. Additionally, debt issuance costs are required to be allocated in proportion to the allocation of the liability and equity components and accounted for as debt issuance costs and equity issuance costs, respectively.
The debt and equity components, the issuance costs related to the equity component, the stated interest rate, and the effective interest rate for each of the Convertible Notes are listed below (in thousands, except percentages):

	2020 Convertible Notes	2021 Convertible Notes	2022 Convertible Notes
Debt component	$140,247	$143,645	$137,266
Equity component	$32,253	$17,355	$12,734
Equity issuance cost	$1,106	$581	$398
Stated interest rate	3.000%	2.875%	3.250%
Effective interest rate	6.350%	4.700%	5.200%
The balances of the liability and equity components of all the Convertible Notes outstanding were as follows (in thousands):

	December 31, 2017	December 31, 2016
Liability component—principal amount	$483,500	$448,500
Unamortized debt discount	(32,720)	(31,968)
Liability component—net carrying amount	$450,780	$416,532
Equity component	$62,696	$61,314

The debt discount is being amortized into interest expense over the remaining life of the convertible notes using the effective interest rates. Interest expense related to the convertible notes was as follows (in thousands):

	Year ended December 31,
	2017	2016
Interest expense—stated coupon rate	$15,721	$13,263
Interest expense—amortization of debt discount	9,871	9,900
Total interest expense—convertible notes	$25,592	$23,163

Convertible Notes Hedge Transactions
In order to reduce the risk related to the potential dilution and/or the potential cash payments the Company may be required to make in the event that the market price of the Company’s common stock becomes greater than the conversion prices of the Convertible Notes, the Company maintains a hedge program that increases the effective conversion price for the 2020 Convertible Notes and 2021 Convertible Notes. The Company did not hedge the 2022 Convertible Notes. All of the hedge instruments related to the Convertible Notes have been determined to be indexed to the Company’s own stock and meet the criteria for equity classification. In accordance with authoritative guidance, the Company recorded the cost of the hedge instruments as a reduction in additional paid-in capital, and will not recognize subsequent changes in fair value of these financial instruments in its consolidated financial statements.
The details of the hedge program for each of the Convertible Notes are listed below (in thousands, except conversion price):

	2020 Convertible Notes	2021 Convertible Notes
Cost of the hedge transaction(s)	$18,113	$19,545
Initial conversion price	$45.72	$59.39
Effective conversion price	$61.55	$83.14

In connection with the partial repurchase of the 2017 Convertible Notes, explained in further detail below, the Company terminated a portion of its convertible note hedge transactions in a notional amount corresponding to the amount of the 2017 Convertible Notes repurchased. The Company received approximately $5.6 million of proceeds in connection with the unwinding of the hedge transactions and recorded these proceeds as increase in additional paid-in capital. In connection with the final settlement of the convertible note hedge transactions related to the 2017 Convertible Notes on November 27, 2017, the Company received 621,612 shares from the counterparties to the hedge transactions. These shares have been cancelled.
Conversion and Earnings Per Share Impact
During the quarter ending December 31, 2013, the closing price of the Company’s common stock exceeded 130% of the conversion price of the 2017 Convertible Notes for more than 20 trading days during a 30 consecutive trading day period, thereby satisfying one of the early conversion events. As a result, the 2017 Convertible Notes became convertible on demand effective January 2, 2014, and the holders were notified that they could elect to submit their 2017 Convertible Notes for conversion. No gain or loss was recognized when the debt became convertible. Upon becoming convertible, a portion of the equity component that was recorded at the time of the issuance of the 2017 Convertible Notes was considered redeemable and that portion of the equity was reclassified to temporary equity in the Company’s consolidated statements of financial condition. Such amount was determined based on the cash consideration to be paid upon conversion and the carrying amount of the debt. Upon the conversion event, this temporary equity balance was recalculated based on the difference between the 2017 Convertible Notes principal and the debt carrying value. When the 2017 Convertible Notes were settled, an amount equal to the fair value of the liability component, immediately prior to the settlement, was deducted from the fair value of the total settlement consideration transferred and allocated to the liability component. The difference between the amount allocated to the liability and the net carrying amount of the 2017 Convertible Notes (including any unamortized debt issue costs and discount) was recognized in earnings as a loss on debt extinguishment. The remaining consideration was allocated to the reacquisition of the equity component and was recognized as a reduction in stockholders’ equity.
In connection with the issuance of the 2022 Convertible Notes, as mentioned above, the Company used approximately $60.4 million of the net proceeds from the offering to repurchase, in separate transactions, $50.0 million aggregate principal amount of its 2017 Convertible Notes. In accordance with authoritative guidance, the total consideration allocated to the extinguishment of the liability component was approximately $49.7 million and the total consideration allocated to the re-acquisition of the equity component was approximately $10.7 million. Because the net carrying value of the repurchased portion of the 2017 Convertible Notes was $48.9 million, the Company recognized a loss of approximately $0.8 million on the repurchase transaction. The balance of the temporary equity component was extinguished at the time of maturity and conversion of the 2017 Convertible Notes.
In accordance with authoritative guidance related to derivatives and hedging and earnings per share calculation, only the conversion spread of the Convertible Notes is included in the diluted earnings per share calculation, if dilutive. Under such method, the settlement of the conversion spread has a dilutive effect when the average share price of the Company’s common stock during any quarter exceeds the respective conversion price of each of the Convertible Notes.
Cabot Senior Secured Notes
On September 20, 2012, Cabot Financial (Luxembourg) S.A. (“Cabot Financial”), an indirect subsidiary of Encore, issued £265.0 million (approximately $438.4 million) in aggregate principal amount of 10.375% Senior Secured Notes due 2019 (the “Cabot 2019 Notes”). Interest on the Cabot 2019 Notes is payable semi-annually, in arrears, on April 1 and October 1 of each year. On October 6, 2016, the Cabot 2019 Notes were redeemed in full using the proceeds from the issuance of Senior Secured Notes due 2023 (the “Cabot 2023 Notes”) as discussed below. A call premium of £13.7 million (approximately $17.4 million) was paid in connection with the redemption of the Cabot 2019 Notes. Since the Cabot 2019 Notes carried a premium of approximately £15.2 million (approximately $19.2 million) at the time of redemption, Cabot recognized a gain of approximately £1.4 million (approximately $1.8 million) on this transaction. The gain is included in other income in the Company’s consolidated statements of operations for the year ended December 31, 2016.
On August 2, 2013, Cabot Financial issued £100.0 million (approximately $151.7 million) in aggregate principal amount of 8.375% Senior Secured Notes due 2020 (the “Cabot 2020 Notes”). Interest on the Cabot 2020 Notes is payable semi-annually, in arrears, on February 1 and August 1 of each year.
On March 27, 2014, Cabot Financial issued £175.0 million (approximately $291.8 million) in aggregate principal amount of 6.500% Senior Secured Notes due 2021 (the “Cabot 2021 Notes”). Interest on the Cabot 2021 Notes is payable semi-annually, in arrears, on April 1 and October 1 of each year.
On October 6, 2016, Cabot Financial issued £350.0 million (approximately $442.6 million) in aggregate principal amount of 7.500% Senior Secured Notes due 2023 (the “Cabot 2023 Notes” and together with the Cabot 2019 Notes, the Cabot 2020 Notes and the Cabot 2021 Notes, the “Cabot Notes”). Interest on the Cabot 2023 Notes is payable semi-annually, in arrears, on April 1 and October 1 of each year. The Cabot 2023 Notes were issued at a price equal to 100% of their face value. The proceeds from the offering were used to (1) redeem in full the Cabot 2019 Notes plus a call premium of £13.7 million (approximately $17.4 million), (2) partially repay amounts outstanding under Cabot’s revolving credit facility, (3) pay accrued interest on the Cabot 2019 Notes, and (4) pay fees and expenses in relation to the offering of the Cabot 2023 Notes.
The Cabot Notes are fully and unconditionally guaranteed on a senior secured basis by the following indirect subsidiaries of the Company: Cabot Credit Management Limited (“CCM”), Cabot Financial Limited, and all material subsidiaries of Cabot Financial Limited (other than Cabot Financial and Marlin Intermediate Holdings plc). The Cabot Notes are secured by a first ranking security interest in all the outstanding shares of Cabot Financial and the guarantors (other than CCM and Marlin Midway Limited) and substantially all the assets of Cabot Financial and the guarantors (other than CCM). Subject to the Intercreditor Agreement described below under “Cabot Senior Revolving Credit Facility”, the guarantees provided in respect of the Cabot Notes are pari passu with each such guarantee given in respect of the Cabot Floating Rate Notes, Marlin Bonds and the Cabot Credit Facility described below.
On November 11, 2015, Cabot Financial (Luxembourg) II S.A. (“Cabot Financial II”), an indirect subsidiary of Encore, issued €310.0 million (approximately $332.2 million) in aggregate principal amount of Senior Secured Floating Rate Notes due 2021 (the “Cabot Floating Rate Notes”). The Cabot Floating Rate Notes were issued at a 1%, or €3.1 million (approximately $3.4 million), original issue discount, which is being amortized over the life of the notes and included as interest expense in the Company’s consolidated statements of operations. The Cabot Floating Rate Notes bear interest at a rate equal to three-month EURIBOR plus 5.875% per annum, reset quarterly. Interest on the Cabot Floating Rate Notes is payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, beginning on February 15, 2016. The Cabot Floating Rate Notes will mature on November 15, 2021.
The Cabot Floating Rate Notes are fully and unconditionally guaranteed on a senior secured basis by the following indirect subsidiaries of the Company: CCM, Cabot Financial Limited and all material subsidiaries of Cabot Financial Limited (other than Cabot Financial II and Marlin Intermediate Holdings plc). The Cabot Floating Rate Notes are secured by a first-ranking security interest in all the outstanding shares of Cabot Financial II and the guarantors (other than CCM and Marlin Midway Limited) and substantially all the assets of Cabot Financial II and the guarantors (other than CCM).
On July 25, 2013, Marlin Intermediate Holdings plc (“Marlin”), a subsidiary of Cabot, issued £150.0 million (approximately $246.5 million) in aggregate principal amount of 10.5% Senior Secured Notes due 2020 (the “Marlin Bonds”). Cabot assumed the Marlin Bonds as a result of the acquisition of Marlin. The carrying value of the Marlin Bonds was adjusted to approximately $284.2 million to reflect the fair value of the Marlin Bonds at the time of acquisition. In September 2017, the Marlin Bonds were redeemed in full using a portion of the proceeds from a senior facility of Cabot Securitisation UK Limited (“Cabot Securitisation”) as discussed below. A call premium of £7.9 million (approximately $10.5 million) was paid in connection with the redemption of the Marlin Bonds. Since the Marlin Bonds carried a premium of approximately £12.1 million (approximately $16.2 million) at the time of redemption, Cabot recognized a gain of approximately £4.3 million (approximately $5.7 million) on this transaction. The gain is included in other income in the Company’s consolidated statements of operations for the year ended December 31, 2017.
Interest expense related to the Cabot Notes, Cabot Floating Rate Notes, and Marlin Bonds was as follows (in thousands):

	Year ended December 31,
	2017	2016
Interest expense—stated coupon rate	$93,691	$105,606
Interest income—accretion of debt premium	(2,865)	(8,951)
Interest expense—amortization of debt discount	467	620
Total interest expense—Cabot senior secured notes	$91,293	$97,275

At December 31, 2017, the outstanding balance on the Cabot Notes, Cabot Floating Rate Notes, and Marlin Bonds was $1.2 billion.
Cabot Senior Revolving Credit Facility
On September 20, 2012, Cabot Financial (UK) Limited (“Cabot Financial UK”) entered into an agreement for a senior committed revolving credit facility of £50.0 million (the “Cabot Credit Agreement”). Since such date there have been a number of amendments made, including, but not limited to, increases in the lenders’ total commitments thereunder to £250.0 million. On December 12, 2017, Cabot Financial UK amended and restated its existing senior secured revolving credit facility agreement to, among other things, increase the total committed amount of the facility to £295.0 million (approximately $395.2 million) and extend the termination date for a £245.0 million tranche of commitments to September 2021 (as amended and restated, the “Cabot Credit Facility”).
The Cabot Credit Facility consists of a £245.0 million tranche that expires in September 2021 and a £50.0 million tranche that expires in March 2022, and includes the following key provisions:

•	Interest at LIBOR (or EURIBOR for any loan drawn in euro) plus 3.25% per annum, which may decrease to 2.75% upon certain specified conditions;

•	A restrictive covenant that limits the loan to value ratio to 0.75 in the event that the Cabot Credit Facility is more than 20% utilized;

•
A restrictive covenant that limits the super senior loan (i.e. the Cabot Credit Facility and any super priority hedging liabilities) to value ratio to 0.25 in the event that the Cabot Credit Facility is more than 20% utilized;

•	Additional restrictions and covenants which limit, among other things, the payment of dividends and the incurrence of additional indebtedness and liens; and

•	Events of default which, upon occurrence, may permit the lenders to terminate the Cabot Credit Facility and declare all amounts outstanding to be immediately due and payable.
The Cabot Credit Facility is unconditionally guaranteed by the following indirect subsidiaries of the Company: CCM, Cabot Financial Limited, and all material subsidiaries of Cabot Financial Limited. The Cabot Credit Facility is secured by first ranking security interests in all the outstanding shares of Cabot Financial UK and the guarantors (other than CCM) and substantially all the assets of Cabot Financial UK and the guarantors (other than CCM). Pursuant to the terms of intercreditor agreements entered into with respect to the relative positions of the Cabot Notes, the Cabot Floating Rate Notes, the Marlin Bonds and the Cabot Credit Facility, any liabilities in respect of obligations under the Cabot Credit Facility that are secured by assets that also secure the Cabot Notes, the Cabot Floating Rate Notes and the Marlin Bonds will receive priority with respect to any proceeds received upon any enforcement action over any such assets.
At December 31, 2017, the outstanding borrowings under the Cabot Credit Facility were approximately $179.0 million. The weighted average interest rate was 3.60% and 3.95% for the years ended December 31, 2017 and 2016, respectively.
Cabot Securitisation Senior Facility
On August 23, 2017, Cabot Securitisation entered into a senior facility agreement (the “Senior Facility Agreement”) for an initial committed amount of £260.0 million (approximately $332.9 million) (the “Cabot Securitisation Senior Facility”). In December 2017, an accordion feature was exercised and the size of the Cabot Securitisation Senior Facility was increased by £40.0 million to a final size of £300.0 million, of which £290.0 million was drawn as of year-end. The Senior Facility Agreement has an initial availability period ending in September 2020 and an initial repayment date in September 2022. The obligations of Cabot Securitisation under the Senior Facility Agreement are secured by first ranking security interests over all of Cabot Securitisation’s property, assets and rights (including receivables purchased from Cabot Financial UK from time to time), the book value of which was approximately £308.5 million (approximately $416.8 million) as of December 31, 2017. Funds drawn under the Senior Facility Agreement will bear interest at a rate per annum equal to LIBOR plus a margin of 2.85%.  A portion of the proceeds from the Senior Facility Agreement were used to redeem the Marlin Bonds in full.
At December 31, 2017, the outstanding borrowings under the Cabot Securitisation Senior Facility were approximately $391.8 million. The weighted average interest rate was 3.10% for the year ended December 31, 2017.
Preferred Equity Certificates
On July 1, 2013, the Company, through its wholly owned subsidiary Encore Europe Holdings, S.a r.l. (“Encore Europe”), completed the acquisition of Cabot (the “Cabot Acquisition”) by acquiring 50.1% of the equity interest in Janus Holdings S.a r.l. (“Janus Holdings”). Encore Europe purchased from J.C. Flowers & Co. LLC (“J.C. Flowers”): (i) E Bridge preferred equity certificates issued by Janus Holdings, with a face value of £10,218,574 (approximately $15.5 million) (and any accrued interest thereof) (the “E Bridge PECs”), (ii) E preferred equity certificates issued by Janus Holdings with a face value of £96,729,661 (approximately $147.1 million) (and any accrued interest thereof) (the “E PECs”), (iii) 3,498,563 E shares of Janus Holdings (the “E Shares”), and (iv) 100 A shares of Cabot Holdings S.a r.l. (“Cabot Holdings”), the direct subsidiary of Janus Holdings, for an aggregate purchase price of approximately £115.1 million (approximately $175.0 million). The E Bridge PECs, E PECs, and E Shares represent 50.1% of all of the issued and outstanding equity and debt securities of Janus Holdings. The remaining 49.9% of Janus Holdings’ equity and debt securities are owned by J.C. Flowers and include: (a) J Bridge PECs with a face value of £10,177,781 (approximately $15.5 million), (b) J preferred equity certificates with a face value of £96,343,515 (approximately $146.5 million) (the “J PECs”), (c) 3,484,597 J shares of Janus Holdings (the “J Shares”), and (d) 100 A shares of Cabot Holdings. All of the PECs accrue interest at 12% per annum. Since PECs are legal form debt, the J Bridge PECs, J PECs and any accrued interests thereof are classified as liabilities and are included in debt in the Company’s accompanying consolidated statements of financial condition. In addition, certain other minority owners hold PECs at the Cabot Holdings level (the “Management PECs”). These PECs are also included in debt in the Company’s accompanying consolidated statements of financial condition. The E Bridge PECs and E PECs held by the Company, and their related interest eliminate in consolidation and therefore are not included in debt in the Company’s consolidated statements of financial condition. The J Bridge PECs, J PECs, and the Management PECs do not require the payment of cash interest expense as they have characteristics similar to equity with a preferred return. The ultimate payment of the accumulated interest would be satisfied only in connection with the disposition of the noncontrolling interest of J.C. Flowers and management.
On June 20, 2014, Encore Europe converted all of its E Bridge PECs into E Shares and E PECs, and J.C. Flowers converted all of its J Bridge PECs into J Shares and J PECs, in proportion to the number of E Shares and E PECs, or J Shares and J PECs, as applicable, outstanding on the closing date of the Cabot Acquisition.
As of December 31, 2017, the outstanding balance of the PECs, including accrued interest, was approximately $253.3 million.
Capital Lease Obligations
The Company has capital lease obligations primarily for computer equipment. As of December 31, 2017, the Company’s combined obligations for capital leases were approximately $6.1 million. These capital lease obligations require monthly, quarterly or annual payments through 2022 and have implicit interest rates that range from zero to approximately 5.9%.
Maturity Schedule
The aggregate amounts of the Company’s debt, including PECs, accrued interests on PECs, and capital lease obligations, maturing in each of the next five years and thereafter are as follows (in thousands):

2018	$35,249
2019	203,964
2020	417,434
2021	1,257,489
2022	757,042
Thereafter	856,468
Total	$3,527,646